Rule 497(e)

File Nos. 333-70963

and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

Supplement dated January 9, 2006 to the

May 1, 2005 Prospectus

Please note the following changes to your Prospectus:

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The name change to DWS Scudder is a result of Deutsche Bank AG's acquisition of Zurich Scudder Investments, Inc.

The new Fund names will be as follows:

Current Name	New Name, Effective February 6, 2006
Scudder Variable Series I Global Discovery Portfolio	DWS Global Opportunities VIP
Scudder Variable Series II SVS Dreman High Return Equity Portfolio	DWS Dreman High Return Equity VIP

The name changes should be reflected on pages 15 and 25 of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

Please keep this supplement for future reference.